JPMORGAN VALUE OPPORTUNITIES FUND, INC.

JPMORGAN TRUST II

JPMorgan Large Cap Value Fund

(All Share Classes)

(collectively, the JPMorgan Value Opportunities Fund, Inc. and JPMorgan Large Cap

Value Fund are referred to as the “Funds”)

Supplement dated September 23, 2013

to the Prospectuses dated November 1, 2012, as supplemented

Update on the JPMorgan Value Opportunities Fund

The special meeting (“Meeting”) of shareholders of JPMorgan Value Opportunities Fund (the “Value Opportunities Fund”) to approve the merger of the Value Opportunities Fund into the JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”) on September 10, 2013 was adjourned because not enough proxies were submitted by shareholders to meet the quorum requirement to consider the merger proposal at the Meeting. Therefore, the merger was not approved on September 10, 2013.

Since the merger was not approved, the Board of the Value Opportunities Fund convened to consider options for the Fund. After careful consideration of the available options, the Board determined that the Meeting should be reconvened on October 10, 2013. In the interim, the Value Opportunities Fund will continue to seek quorum for the Meeting and shareholder approval of the merger. In making its determination, the Board considered the significant number of shareholders that had already voted to approve the merger and the benefits to all shareholders if the merger can be completed. In particular, the Board considered the fact that the merger will only be completed if it qualifies as a tax-free reorganization for federal income tax purposes. The Board also considered the significant increase to the Value Opportunities Fund’s total annual fund operating expenses on a gross basis that have resulted from recent significant redemptions, in contrast to the lower total annual fund operating expenses on a gross basis that are estimated for the Large Cap Value Fund post merger. In addition to the impact on fees, on both a gross and net basis, the Board considered information previously furnished to the Board in connection with its prior deliberations on this matter.

However, recognizing that it is neither feasible nor legally permitted for the Value Opportunities Fund to conduct a proxy solicitation indefinitely, the Board approved in principle the liquidation of the Value Opportunities Fund if shareholders do not approve the merger when the Meeting is reconvened on October 10, 2013. If the Value Opportunities Fund is liquidated, the Fund’s liquidation may be taxable to a shareholder depending on the shareholder’s tax situation; as a result, the tax-free nature of the merger may be more beneficial to shareholders.

The Board also approved discontinuing sales of the Value Opportunities Funds as follows:

•

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF SEPTEMBER 24, 2013, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING OCTOBER 4, 2013 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED.

•	FOR NEW INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE SEPTEMBER 25, 2013.

Additional Information about the Merger Proposal

The merger was originally recommended in connection with an effort to eliminate overlapping product offerings and in order to take advantage of potential operational and administrative efficiencies that may result. After determining that (i) participation in the merger is in the best interests of each Fund overseen by that Board and (ii) the interests of the Funds’ existing shareholders will not be diluted as a result of the merger, the Board of both Funds approved the merger.

J.P. Morgan Investment Management, Inc., the Funds’ investment adviser, JPMorgan Funds Management, the administrator of the Large Cap Value Fund and business manager of the Value Opportunities Fund and JPMorgan Distribution Services, Inc. (“JPMDS”), the distributor for the Funds, have committed to waive their fees and/or reimburse the expenses of the Large Cap Value Fund, as needed, in order to maintain the net expense level for each class of shares of the Large Cap Value Fund following the merger (excluding any fees and expenses associated with investment in other funds, interest, taxes, expenses related to litigation and potential litigation and

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extraordinary expenses) at the level in effect immediately prior to the merger for each acquired class of the Value Opportunities Fund. These contractual fee waivers and/or expense reimbursements will stay in effect through October 31, 2014 for the Large Cap Value Fund, and there is no guarantee such waivers/reimbursements will be continued after October 31, 2014.

If the merger is approved, shareholders of the Value Opportunities Fund will generally receive shares of the same class of the Large Cap Value Fund as they held in the Value Opportunities Fund, except that Institutional Class shareholders of the Value Opportunities Fund will receive Class R5 Shares of the Large Cap Value Fund. The Large Cap Value Fund’s Class R5 Shares are subject to a shareholder servicing fee that is 5 basis points lower than the shareholder servicing fee for Institutional Class Shares of the Value Opportunities Fund, and as a result, the expense limitation for the Class R5 Shares is also 5 basis points lower than the expense limitation for the Institutional Class Shares. Because not all Institutional Class shareholders of the Value Opportunities Fund would otherwise be eligible to hold Class R5 Shares, the Board of the Large Cap Value Fund has approved a change in the eligibility for Class R5 Shares of the Large Cap Value Fund, effective as of the closing of the merger, so that Class R5 Shares of the Large Cap Value Fund may be held by all Value Opportunities Fund shareholders who will receive their Class R5 Shares in connection with the proposed merger. Such shareholders will be able to continue to purchase shares in existing accounts after the merger is completed.

If the merger is approved by the shareholders of the Value Opportunities Fund, each holder of a class of shares of the Value Opportunities Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Large Cap Value Fund (except that Institutional Class Shares of the Value Opportunities Fund will receive Class R5 shares of the Large Cap Value Fund) having an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Opportunities Fund held by that shareholder as of the close of business of the New York Stock Exchange, usually 4:00 p.m. New York time, on the closing day of the merger.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE